Exhibit 10.2

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Restoration Hardware Holdings, Inc. 2012 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option: Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

The Option shall be fully vested upon the Date of Award.

Selling Restrictions:

Notwithstanding anything herein to the contrary, neither the Grantee nor a transferee (either referred to herein as the “Holder”) may transfer the Shares issued upon exercise of the Option (except by will or by the laws of descent and distribution) until twenty (20) years following the Registration Date (the “Selling Restrictions”). However, subject to the Grantee’s Continuous Service, the Selling Restrictions shall lapse with respect to the number of Shares set forth in the table below on the corresponding date:

Number of Shares	Lapse Date
[—] Shares
[—] Shares
[—] Shares
[—] Shares

Repurchase Right

1. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (iv) or (v) of the definition of Cause, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of

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the Shares as of the repurchase date. The purchase price payable by the Company under this Section 1 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date, a term of up to nine years from the date of repurchase and such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the Company elects to pay such purchase price with a note, the Grantee may elect to forgo such payment and convey the Shares to the Company for no additional cash consideration. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 1, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

2. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause [or by the Grantee for Good Reason], or is terminated on account of the Grantee’s death or Disability, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from the Grantee any Shares that remain subject to the Selling Restrictions as of the date of termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 2 shall be paid in lump sum in cash on the repurchase date. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 2, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

3. In the event the Grantee’s Continuous Service is terminated by the Grantee [without Good Reason] [for any reason], the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 3 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date. The term of any such promissory note shall be (1) up to nine years from the date of repurchase if such termination occurs prior to the first anniversary of the Registration Date, (2) up to seven years from the date of repurchase if such termination occurs after the first, but prior to the second anniversary of the Registration Date, (3) up to four years from the date of repurchase if such termination occurs after the second, but prior to the third anniversary of Registration Date and (4) up to one year from the date of repurchase if such termination occurs after the third anniversary of the Registration Date. The promissory note shall contain such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the Company elects to pay such purchase price with a note, the Grantee may elect to forgo such payment and convey the Shares to the Company for no additional cash consideration. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 3, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

The Company’s repurchase right described in each of Sections 1-3 is referred to herein as the “Repurchase Right”.

Definitions

1. For purposes of the terms and conditions related to the Repurchase Right and the lapse of the Selling Restrictions described above and notwithstanding anything in the Plan to the contrary, “Fair Market Value” means, on the date of determination, the fair market value of the Common Stock, as determined in good faith by the Administrator, in its sole and absolute discretion (taking into account all of the terms applicable to the Option, including the Selling Restrictions).

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2. “Cause” shall mean a finding by the Administrator, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that the Grantee (i) committed theft, dishonesty or falsification of any documents or records related to the Company or any of its Related Entities; (ii) improperly used or disclosed the Company’s or any of its Related Entity’s confidential or proprietary information; (iii) took any action which has a material detrimental effect on the reputation or business of the Company or any of its Related Entities; (iv) failed or was unable to perform any reasonable assigned duties, provided, however, that if such failure or inability is reasonably capable of being cured, the Grantee is provided with a reasonable opportunity to cure such failure or inability; (v) materially breached any employment or service agreement between the Grantee and the Company or any of its Related Entities or applicable policy of the Company or any of its Related Entities, which breach is not cured pursuant to the terms of such agreement or policy; or (vi) was convicted (including any plea of guilty or nolo contendere) of any criminal act that, in the determination of the Board, impairs the Grantee’s ability to perform his or her duties with the Company or any of its Related Entities.

3. [“Good Reason” shall have the meaning ascribed to such term in the written employment or advisory agreement entered into by and between the Grantee and the Company effective as of [INSERT DATE]; provided, however, that no subsequent amendments to such agreement that affect the definition of Good Reason will be taken into account for purposes of this Option unless explicitly provided for in the governing documents for such amendment.]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Restoration Hardware Holdings, Inc.,
a Delaware corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2012 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 13 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

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(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 5, 6 or 7 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or]

(e) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.]

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5. Termination or Change of Continuous Service.

(a) In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.

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(b) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause (other than pursuant to clause (iv) or (v) of the definition of Cause), the Grantee’s right to exercise the Option shall terminate on the date of the Grantee’s termination (the “Termination Date”).

(c) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (iv) or (v) of the definition of Cause or terminated by the Grantee [without Good Reason] [for any reason], the Grantee may, but only within one hundred twenty (120) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(d) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause [or terminated by the Grantee for Good Reason], the Grantee may, but only within one hundred eighty (180) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(e) The post-termination exercise periods described in this Section 5 shall commence on the Termination Date. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice.

(f) If the Grantee does not exercise the Option within the applicable post-termination exercise period, the Option shall terminate.

6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within one hundred eighty (180) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. If the Grantee does not exercise the Option within the time specified herein, the Option shall terminate.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within one hundred eighty (180) days commencing on the date of death (but in no event later than the Expiration Date). If the Option is not exercised within the time specified herein, the Option shall terminate.

8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9. Additional Terms Related to Selling Restrictions.

(a) Transfer upon Death. Notwithstanding the Selling Restrictions set forth in the Notice, the Shares may be transferred by will or by the laws of descent and distribution, provided, that the Selling Restrictions shall continue to apply to and be binding upon the executors, administrators, heirs, successors and transferees of the Holder.

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(b) Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN OPTION AGREEMENT BETWEEN THE COMPANY AND THE NAMED STOCKHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) Stop Transfer Notices. In order to ensure compliance with the Selling Restrictions, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(e) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Selling Restrictions, but only to the extent the Shares are at the time covered by such Selling Restrictions.

(f) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of the Selling Restrictions, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B, executed in blank by the Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares are subject to the Selling Restrictions, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that the Shares may be held electronically in a book entry system maintained by the Company’s transfer agent or other third-party and that all the terms and conditions of this Section 9(g) applicable to certificated Shares will apply with the same force and effect to such electronic method for holding the Shares. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee’s purchase of the Shares, upon the expiration of the Selling Restrictions, the escrow holder will transmit to the Grantee the certificate evidencing the Shares with respect to which the Selling Restrictions have lapsed.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Additional Terms Related to the Company’s Repurchase Right.

(a) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(b) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right.

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12. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

14. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK INCENTIVE PLAN

EXERCISE NOTICE

Restoration Hardware Holdings, Inc.

15 Koch Road, Suite J

Corte Madera, CA 94925

Attention: Secretary

1. Exercise of Option. Effective as of today,             ,              the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase              shares of the Common Stock (the “Shares”) of             , Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Incentive Plan, as amended from time to time (the “Plan”) and the [    ] Incentive [    ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated             ,             . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	RESTORATION HARDWARE HOLDINGS, INC.

By:
Title:
(Signature)
Address:	Address:
15 Koch Road, Suite J
Corte Madera, CA 94925

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EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                     ,                     (    ) shares of the Common Stock of Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), standing in his name on the books of, represented by Certificate No.      herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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[EMPLOYEE FORM OF OPTION AGREEMENT]

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Restoration Hardware Holdings, Inc. 2012 Stock Option Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option: Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

The Option shall be fully vested upon the Date of Award.

Selling Restrictions:

Notwithstanding anything herein to the contrary, neither the Grantee nor a transferee (either referred to herein as the “Holder”) may transfer the Shares issued upon exercise of the Option (except by will or by the laws of descent and distribution) until twenty (20) years following the Registration Date (the “Selling Restrictions”). However, subject to the Grantee’s Continuous Service, the Selling Restrictions shall lapse with respect to the number of Shares set forth in the table below on the corresponding date:

Number of Shares	Lapse Date
[—] Shares
[—] Shares
[—] Shares
[—] Shares

Repurchase Right

1. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (iv) or (v) of the definition of Cause, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of

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the Shares as of the repurchase date. The purchase price payable by the Company under this Section 1 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date, a term of up to nine years from the date of repurchase and such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the Company elects to pay such purchase price with a note, the Grantee may elect to forgo such payment and convey the Shares to the Company for no additional cash consideration. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 1, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

2. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause [or by the Grantee for Good Reason], or is terminated on account of the Grantee’s death or Disability, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from the Grantee any Shares that remain subject to the Selling Restrictions as of the date of termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 2 shall be paid in lump sum in cash on the repurchase date. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 2, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

3. In the event the Grantee’s Continuous Service is terminated by the Grantee [without Good Reason] [for any reason], the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 3 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date. The term of any such promissory note shall be (1) up to nine years from the date of repurchase if such termination occurs prior to the first anniversary of the Registration Date, (2) up to seven years from the date of repurchase if such termination occurs after the first, but prior to the second anniversary of the Registration Date, (3) up to four years from the date of repurchase if such termination occurs after the second, but prior to the third anniversary of Registration Date and (4) up to one year from the date of repurchase if such termination occurs after the third anniversary of the Registration Date. The promissory note shall contain such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the Company elects to pay such purchase price with a note, the Grantee may elect to forgo such payment and convey the Shares to the Company for no additional cash consideration. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 3, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

The Company’s repurchase right described in each of Sections 1-3 is referred to herein as the “Repurchase Right”.

Definitions

1. For purposes of the terms and conditions related to the Repurchase Right and the lapse of the Selling Restrictions described above and notwithstanding anything in the Plan to the contrary, “Fair Market Value” means, on the date of determination, the fair market value of the Common Stock, as determined in good faith by the Administrator, in its sole and absolute discretion (taking into account all of the terms applicable to the Option, including the Selling Restrictions).

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2. “Cause” shall mean a finding by the Administrator, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that the Grantee (i) committed theft, dishonesty or falsification of any documents or records related to the Company or any of its Related Entities; (ii) improperly used or disclosed the Company’s or any of its Related Entity’s confidential or proprietary information; (iii) took any action which has a material detrimental effect on the reputation or business of the Company or any of its Related Entities; (iv) failed or was unable to perform any reasonable assigned duties, provided, however, that if such failure or inability is reasonably capable of being cured, the Grantee is provided with a reasonable opportunity to cure such failure or inability; (v) materially breached any employment or service agreement between the Grantee and the Company or any of its Related Entities or applicable policy of the Company or any of its Related Entities, which breach is not cured pursuant to the terms of such agreement or policy; or (vi) was convicted (including any plea of guilty or nolo contendere) of any criminal act that, in the determination of the Board, impairs the Grantee’s ability to perform his or her duties with the Company or any of its Related Entities.

3. [“Good Reason” shall have the meaning ascribed to such term in the written employment or advisory agreement entered into by and between the Grantee and the Company effective as of [INSERT DATE]; provided, however, that no subsequent amendments to such agreement that affect the definition of Good Reason will be taken into account for purposes of this Option unless explicitly provided for in the governing documents for such amendment.]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Restoration Hardware Holdings, Inc.,
a Delaware corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2012 Stock Option Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 13 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

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(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 5, 6 or 7 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or]

(e) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.]

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5. Termination or Change of Continuous Service.

(a) In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.

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(b) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause (other than pursuant to clause (iv) or (v) of the definition of Cause), the Grantee’s right to exercise the Option shall terminate on the date of the Grantee’s termination (the “Termination Date”).

(c) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (iv) or (v) of the definition of Cause or terminated by the Grantee [without Good Reason] [for any reason], the Grantee may, but only within one hundred twenty (120) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(d) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause [or terminated by the Grantee for Good Reason], the Grantee may, but only within one hundred eighty (180) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(e) The post-termination exercise periods described in this Section 5 shall commence on the Termination Date. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice.

(f) If the Grantee does not exercise the Option within the applicable post-termination exercise period, the Option shall terminate.

6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within one hundred eighty (180) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. If the Grantee does not exercise the Option within the time specified herein, the Option shall terminate.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within one hundred eighty (180) days commencing on the date of death (but in no event later than the Expiration Date). If the Option is not exercised within the time specified herein, the Option shall terminate.

8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9. Additional Terms Related to Selling Restrictions.

(a) Transfer upon Death. Notwithstanding the Selling Restrictions set forth in the Notice, the Shares may be transferred by will or by the laws of descent and distribution, provided, that the Selling Restrictions shall continue to apply to and be binding upon the executors, administrators, heirs, successors and transferees of the Holder.

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(b) Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN OPTION AGREEMENT BETWEEN THE COMPANY AND THE NAMED STOCKHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) Stop Transfer Notices. In order to ensure compliance with the Selling Restrictions, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(e) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Selling Restrictions, but only to the extent the Shares are at the time covered by such Selling Restrictions.

(f) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of the Selling Restrictions, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B, executed in blank by the Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares are subject to the Selling Restrictions, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that the Shares may be held electronically in a book entry system maintained by the Company’s transfer agent or other third-party and that all the terms and conditions of this Section 9(g) applicable to certificated Shares will apply with the same force and effect to such electronic method for holding the Shares. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee’s purchase of the Shares, upon the expiration of the Selling Restrictions, the escrow holder will transmit to the Grantee the certificate evidencing the Shares with respect to which the Selling Restrictions have lapsed.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Additional Terms Related to the Company’s Repurchase Right.

(a) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

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(b) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right.

12. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

14. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

EXERCISE NOTICE

Restoration Hardware Holdings, Inc.

15 Koch Road, Suite J

Corte Madera, CA 94925

Attention: Secretary

1. Exercise of Option. Effective as of today,             ,              the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase              shares of the Common Stock (the “Shares”) of             , Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan, as amended from time to time (the “Plan”) and the [    ] Incentive [    ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated             ,             . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	RESTORATION HARDWARE HOLDINGS, INC.

By:
Title:
(Signature)
Address:	Address:
15 Koch Road, Suite J
Corte Madera, CA 94925

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EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,              hereby sells, assigns and transfers unto             ,              (            ) shares of the Common Stock of Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), standing in his name on the books of, represented by Certificate No.      herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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[STOCK OPTION AGREEMENT FOR CERTAIN EXECUTIVES]

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Restoration Hardware Holdings, Inc. 2012 Stock Option Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option: Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

The Option shall be fully vested upon the Date of Award.

Selling Restrictions:

Notwithstanding anything herein to the contrary, neither the Grantee nor a transferee (either referred to herein as the “Holder”) may transfer the Shares issued upon exercise of the Option (except by will or by the laws of descent and distribution) until twenty (20) years following the Registration Date (the “Selling Restrictions”). However, subject to the Grantee’s Continuous Service, the Selling Restrictions shall lapse with respect to the number of Shares set forth in the table below on the date on which the Ten Day Average Price has reached and remained for ten (10) consecutive trading days at the corresponding Lapse Price set forth below:

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Number of Shares	Lapse Price
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share
[—] Shares	[$—] per share

For purposes of the Notice and Option Agreement, “Ten Day Average Price” shall mean, as of any date, the average Fair Market Value of the Common Stock for the last ten (10) consecutive trading days, as determined after market close on the tenth (10th) such consecutive trading day.

The Lapse Prices shall be subject to adjustment for changes in capitalization as provided in Section 10 of the Plan. Notwithstanding anything herein to the contrary, in the event of a Corporate Transaction, the Selling Restrictions shall lapse immediately prior to the specified effective date of such Corporate Transaction with respect to the total number of Shares set forth in the table above that corresponds to the highest Lapse Price (and each lower Lapse Price) set forth above that (a) has not been achieved in accordance with the terms and conditions hereof prior to the Corporate Transaction and (b) is equal to or less than the value of the per share consideration payable to holders of Common Stock in the Corporate Transaction with respect to their shares of Common Stock, as determined by the Company in accordance with the terms and conditions of the applicable definitive agreement pursuant to which the Corporate Transaction will be consummated.

For purposes of clarity, the Selling Restrictions will lapse only once as to a particular installment attributable to attaining (and remaining for ten (10) consecutive trading days at) a Ten Day Average Price equal to the Lapse Price and there shall be no requirement that the Fair Market Value remain above the Lapse Price after such date. In addition, each Lapse Price includes each lower Lapse Price, if any, so that if the specific Ten Day Average Price attained and maintained for such ten (10) consecutive trading day period exceeds other Lapse Prices for installments that have not yet lapsed, the Selling Restrictions shall lapse with respect to all installments attributable to the highest Lapse Price maintained and all lower Lapse Prices. For example, once the Selling Restrictions lapse with respect to [            ] Shares due to the Ten Day Average Price equaling or exceeding $[            ] for ten (10) consecutive trading days, the Selling Restrictions will not lapse with respect to another [            ] Shares for any other ten (10) consecutive trading day period during which the Ten Day Average Price equals or exceeds $[            ]. However, if the Ten Day Average Price equals or exceeds $[            ] for ten (10) consecutive trading days and the Selling Restrictions have not previously lapsed with respect to the installment attributable to the lower Lapse Price of $[            ], the Selling Restrictions will lapse as to a total of [            ] Shares (which is the sum of the installments attributable to the Lapse Prices of $[            ] and $[            ]).

Repurchase Right

1. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clauses (B) or (E) of the definition of Cause, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 1 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date, a term of up to nine years from the date of repurchase and such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the

3

Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 1, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

2. In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause or by the Grantee for Good Reason, or is terminated on account of the Grantee’s death or Disability, the Company shall have the right, for a period of ninety (90) days commencing on the date that is two (2) years following the date of such termination, to elect to purchase from the Grantee any Shares that remain subject to the Selling Restrictions as of the date that is two (2) years following the date of termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 2 shall be paid in lump sum in cash on the repurchase date. In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 2, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

3. In the event the Grantee’s Continuous Service is terminated by the Grantee without Good Reason, the Company shall have the right, for a period of ninety (90) days commencing on the date of such termination, to elect to purchase from such Grantee any Shares that remain subject to the Selling Restrictions as of the date of such termination. The repurchase date shall be the trading day immediately following the 185th calendar day after the expiration of the Grantee’s applicable post-termination exercise period set forth in Section 5, 6 or 7, and the repurchase price shall be the Fair Market Value of the Shares as of the repurchase date. The purchase price payable by the Company under this Section 3 may be paid in lump sum in cash on the repurchase date or, in the Administrator’s sole discretion, on a deferred basis by an unsecured promissory note providing for interest at a rate appropriate for the Company’s credit risk as of the repurchase date. The term of any such promissory note shall be (1) up to nine years from the date of repurchase if such termination occurs prior to the first anniversary of the Registration Date, (2) up to seven years from the date of repurchase if such termination occurs after the first, but prior to the second anniversary of the Registration Date, (3) up to four years from the date of repurchase if such termination occurs after the second, but prior to the third anniversary of Registration Date and (4) up to one year from the date of repurchase if such termination occurs after the third anniversary of the Registration Date. The promissory note shall contain such other terms and conditions as determined by the Administrator (including restrictions on assignment and transferability). In the event the Company fails to exercise its repurchase right within the applicable ninety (90) day period set forth in this Section 3, the Selling Restrictions then applicable to any Shares held by the Grantee pursuant to the exercise of the Option shall continue to lapse in accordance with the terms and conditions set forth above other than the requirement of Continuous Service.

The Company’s repurchase right described in each of Sections 1-3 is referred to herein as the “Repurchase Right”.

Definitions

1. For purposes of the terms and conditions related to the Repurchase Right and the lapse of the Selling Restrictions described above and notwithstanding anything in the Plan to the contrary, “Fair Market Value” means, on the date of determination, the fair market value of the Common Stock, as reasonably determined in good faith by the Administrator, in its sole and absolute discretion (taking into account all of the terms applicable to the Option, including the Selling Restrictions).

2. “Cause” shall have the meaning ascribed to such term in the Grantee’s [Employment Agreement] [Advisory Agreement] entered into by and between the Grantee and the Company effective as of [INSERT DATE]; provided, however, that no subsequent amendments to such agreement that affect the definition of Cause will be taken into account for purposes of this Option unless explicitly provided for in the governing documents for such amendment.

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3. “Good Reason” shall have the meaning ascribed to such term in the Grantee’s [Employment Agreement] [Advisory Agreement] entered into by and between the Grantee and the Company effective as of [INSERT DATE]; provided, however, that no subsequent amendments to such agreement that affect the definition of Good Reason will be taken into account for purposes of this Option unless explicitly provided for in the governing documents for such amendment.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Restoration Hardware Holdings, Inc.,
a Delaware corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2012 Stock Option Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares. For purposes of clarity, the Shares received upon exercise of the Option shall be those Shares subject to Selling Restrictions with the lowest Lapse Price (as compared to the then-remaining unexercised portion of the Option) unless otherwise indicated by the Grantee at the time of exercise.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 5, 6 or 7 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) if permitted by the Administrator and only with respect to that portion of the Option no longer subject to Selling Restrictions, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5. Termination or Change of Continuous Service.

(a) In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.

(b) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause (other than pursuant to clauses (B) and (E) of the definition of Cause), the Grantee’s right to exercise the Option shall terminate on the date of the Grantee’s termination (the “Termination Date”).

(c) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity for Cause pursuant to clause (B) and (E) of the definition of Cause or terminated by the Grantee without Good Reason, the Grantee may, but only within one hundred twenty (120) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(d) In the event the Grantee’s Continuous Service is terminated by the Company or a Related Entity without Cause or terminated by the Grantee for Good Reason, the Grantee may, but only within the two (2) years and ninety (90) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date.

(e) The post-termination exercise periods described in this Section 5 shall commence on the Termination Date. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice.

(f) If the Grantee does not exercise the Option within the applicable post-termination exercise period, the Option shall terminate.

6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within the two (2) years and ninety (90) days commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. If the Grantee does not exercise the Option within the time specified herein, the Option shall terminate.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within the two (2) years and ninety (90) days commencing on the date of death (but in no event later than the Expiration Date). If the Option is not exercised within the time specified herein, the Option shall terminate.

8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9. Additional Terms Related to Selling Restrictions.

(a) Transfer upon Death. Notwithstanding the Selling Restrictions set forth in the Notice, the Shares may be transferred by will or by the laws of descent and distribution, provided, that the Selling Restrictions shall continue to apply to and be binding upon the executors, administrators, heirs, successors and transferees of the Holder.

(b) Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN OPTION AGREEMENT BETWEEN THE COMPANY AND THE NAMED STOCKHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) Stop Transfer Notices. In order to ensure compliance with the Selling Restrictions, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(e) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Selling Restrictions, but only to the extent the Shares are at the time covered by such Selling Restrictions.

(f) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of the Selling Restrictions, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B, executed in blank by the Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares are subject to the Selling Restrictions, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that the Shares may be held electronically in a book entry system maintained by the Company’s transfer agent or other third-party and that all the terms and conditions of this Section 9(g) applicable to certificated Shares will apply with the same force and effect to such electronic method for holding the Shares. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee’s purchase of the Shares, upon the expiration of the Selling Restrictions, the escrow holder will transmit to the Grantee the certificate evidencing the Shares with respect to which the Selling Restrictions have lapsed.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Additional Terms Related to the Company’s Repurchase Right.

(a) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(b) Additional Shares or Substituted Securities. In the event of any transaction described in Sections 10 or 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right.

12. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

14. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

EXHIBIT A

RESTORATION HARDWARE HOLDINGS, INC. 2012 STOCK OPTION PLAN

EXERCISE NOTICE

Restoration Hardware Holdings, Inc.

15 Koch Road, Suite J

Corte Madera, CA 94925

Attention: Secretary

1. Exercise of Option. Effective as of today,             ,              the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase              shares of the Common Stock (the “Shares”) of             , Inc. (the “Company”) under and pursuant to the Company’s 2012 Stock Option Plan, as amended from time to time (the “Plan”) and the [    ] Incentive [    ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated             ,             . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	RESTORATION HARDWARE HOLDINGS, INC.

By:
Title:
(Signature)
Address:	Address:
15 Koch Road, Suite J
Corte Madera, CA 94925

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EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto             , (     ) shares of the Common Stock of Restoration Hardware Holdings, Inc., a Delaware corporation (the “Company”), standing in his name on the books of, represented by Certificate No.      herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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